UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

Advanced Environmental Petroleum Products, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-192405	46-3046340
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8309 Mount Logan Court Las Vegas, Nevada	89131
(address of principal executive offices)	(zip code)

250-885-0545
(registrant's telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

a. On August 16, 2016 Stevenson & Company CPAS LLC (S&C) resigned as its principal accountant to audit the Company's financial statements. None of the reports of S&C, on the Company's financial statements for either of the past two years or subsequent interim period, except as stated below, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contains an explanatory paragraph stating that there was substantial doubt about the company's ability to continue as a going concern.

There were no disagreements between the Company and S&C for the two most recent fiscal years and the March 31, 2016 interim filing on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of S&C, would have caused to make reference to the subject matter of the disagreement in connection with its report. For the June 30, 2016 interim period the filing was filed without S&C review and consent, therefore cannot be relied upon. This interim filing will be amended by the successor auditor. We have authorized S&C to respond fully to the inquiries of the successor accountant.

The Company provided a copy of the foregoing disclosures to S&C prior to the date of the filing of this Report and requested that S&C furnish with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in the Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

b. On August 17, 2016, the Company's Board of Directors approved the engagement of BF Borgers CPA PC ("Borgers") as its principal accountant to audit the Company's financial statements as successor to Messineo. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of Borgers regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Borgers provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

a. None

b. Exhibits

NUMBER	EXHIBIT

16.1	Letter from Stevenson & Company CPAS LLC, dated August 19, 2016 regarding Change in Certifying Accountant. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Environmental Petroleum Products, Inc.

Dated: August 19, 2016	By:	/s/ Andrew Mynheer
Andrew Mynheer
Chief Executive Officer

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